Supplement to

calvert social index fund

Calvert Equity and Asset Allocation Funds Prospectus

Class A, B, C and Y

dated January 31, 2011

Calvert Equity and Asset Allocation Funds Prospectus

Class I

dated January 31, 2011

Date of Supplement: May 23, 2011

Kevin K. Yousif is no longer a Portfolio Manager for Calvert Social Index Fund.  Accordingly, please remove the references to Mr. Yousif in the portfolio manager chart under “Portfolio Management” in the Fund Summary for Calvert Social Index Fund and under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Social Index Fund.”